UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2013

FirstMerit Corporation

(Exact Name of Registrant as Specified in Charter)

Ohio	1-10161	34-1339938
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

III Cascade Plaza, 7th Floor Akron, Ohio	44308
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (330)-996-6300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modification to Rights of Security Holders.

On January 31, 2013, FirstMerit Corporation (the “Company”) filed a Certificate of Amendment to its Second Amended and Restated Articles of Incorporation (the “Amendment”) with the Secretary of State of the State of Ohio, establishing and fixing the rights and preferences of up to 115,000 shares of its 5.875% Non-Cumulative Perpetual Preferred Stock, Series A, without par value (the “Preferred Shares”). A copy of the Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

With respect to the payment of dividends and amounts upon the Company’s liquidation, the Preferred Shares will rank equally with all of the Company’s other preferred shares issued in the future (except as these may be expressly made junior or senior to the Preferred Shares) and senior to the Company’s common shares. Upon the Company’s voluntary or involuntary liquidation, dissolution or winding-up, holders of the Preferred Shares are entitled to receive out of the Company’s assets that are legally available for distribution to shareholders of the Company, before any distribution is made to holders of our common shares or other equity securities ranking junior to the Preferred Shares, a liquidation distribution in the amount of $1,000 per share, plus any declared and unpaid dividends, to the date of the liquidation distribution, without regard to any undeclared dividends. Distribution will be made only to the extent the Company’s assets that are available after satisfaction of all liabilities to creditors and subject to the rights of holders of any securities of the Company ranking senior to the Preferred Shares and pro rata as to any other shares of the Company’s capital stock ranking equally as to such distribution, if any.

On or after February 4, 2018, the Preferred Shares may be redeemed at the Company’s option on any dividend payment date, in whole or in part, from time to time, at a redemption price equal to $1,000 per share, plus (except as otherwise provided) any declared and unpaid dividends, without regard to any undeclared dividends.

The Company may also redeem the Preferred Shares on any dividend payment date in whole, but not in part, within 90 days following the occurrence of a “regulatory capital treatment event,” as described in the Amendment, at a redemption price equal to $1,000 per share, plus any declared and unpaid dividends, without regard to any undeclared dividends. Holders of the Preferred Shares will have no right to require us to redeem or repurchase the Preferred Shares and should have no expectation that the Company will redeem the Preferred Shares.

The foregoing is a summary and is not complete. The full terms of the Preferred Shares are set forth in the Amendment, filed as Exhibit 3.1 hereto and incorporated herein by reference. The terms of the depositary shares, each representing a 1/40th interest in a share of the Preferred Shares (the “Depositary Shares”), are set forth in the Deposit Agreement, dated February 4, 2012, by and between the Company and American Stock Transfer & Trust Company, LLC, as Depositary (the “Deposit Agreement”). A copy of the Deposit Agreement is filed as Exhibit 4.3 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 31, 2013, the Company filed the Amendment with the Secretary of State of the State of Ohio, establishing and fixing the rights and preferences of up to 115,000 shares of the Preferred Shares. A copy of the Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 8.01.	Other Events.

In connection with the offering and sale of (i) $250,000,000 aggregate principal amount of 4.350% subordinated notes due 2023 (the “Notes”) and (ii) up to 4,600,000 Depositary Shares, the Company is filing herewith the following exhibits to its Registration Statement on Form S-3 (File No. 333-185132):

1.	Underwriting Agreement, dated as of January 28, 2013, by and among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets, LLC, Barclays Capital Inc. and Credit Suisse Securities (USA) LLC, acting as representatives of the several underwriters named therein. (Depositary Shares).

2.	Underwriting Agreement, dated as of January 28, 2013, by and among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets, LLC, Barclays Capital Inc. and Credit Suisse Securities (USA) LLC, acting as representatives of the several underwriters named therein. (Notes).

3.	Certificate of Amendment to the Second Amended and Restated Articles of Incorporation of the Company.

4.	Subordinated Indenture, dated as of February 4, 2013, by and between the Company and Wells Fargo Bank, National Association, as Trustee.

5.	First Supplemental Subordinated Indenture, dated as of February 4, 2013, by and between the Company and Wells Fargo Bank, National Association, as Trustee.

6.	Deposit Agreement, dated as of February 4, 2013, by and between the Company and American Stock Transfer & Trust Company, LLC, as Depositary.

7.	Specimen Certificate for 5.875% Non-Cumulative Perpetual Preferred Stock, Series A, without par value, of the Company.

8.	Opinions of Jones Day.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of January 28, 2013, by and among FirstMerit Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets, LLC, Barclays Capital Inc. and Credit Suisse Securities (USA) LLC, acting as representatives of the several underwriters named therein. (Depositary Shares)

1.2	Underwriting Agreement, dated as of January 28, 2013, by and among FirstMerit Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets, LLC, Barclays Capital Inc. and Credit Suisse Securities (USA) LLC, acting as representatives of the several underwriters named therein. (Notes)

3.1	Certificate of Amendment to the Second Amended and Restated Articles of Incorporation of FirstMerit Corporation

4.1	Subordinated Indenture, dated as of February 4, 2013, by and between FirstMerit Corporation and Wells Fargo Bank, National Association, as Trustee

4.2	First Supplemental Subordinated Indenture, dated as of February 4, 2013, by and between FirstMerit Corporation and Wells Fargo Bank, National Association, as Trustee

4.3	Deposit Agreement, dated as of February 4, 2013, by and between FirstMerit Corporation and American Stock Transfer & Trust Company, LLC, as Depositary

4.4	Specimen Certificate for 5.875% Non-Cumulative Perpetual Preferred Stock, Series A, without par value, of FirstMerit Corporation

5.1	Opinion of Jones Day (Depositary Shares)

5.2	Opinion of Jones Day (Notes)

23.1	Consent of Jones Day (included in Exhibit 5.1)

23.2	Consent of Jones Day (included in Exhibit 5.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTMERIT CORPORATION

February 4, 2013	By:	/s/ Terrence E. Bichsel
Terrence E. Bichsel
Executive Vice President and Chief
Financial Officer

Exhibit Index

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of January 28, 2013, by and among FirstMerit Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets, LLC, Barclays Capital Inc. and Credit Suisse Securities (USA) LLC, acting as representatives of the several underwriters named therein. (Depositary Shares)

1.2	Underwriting Agreement, dated as of January 28, 2013, by and among FirstMerit Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets, LLC, Barclays Capital Inc. and Credit Suisse Securities (USA) LLC, acting as representatives of the several underwriters named therein. (Notes)

3.1	Certificate of Amendment to the Second Amended and Restated Articles of Incorporation of FirstMerit Corporation

4.1	Subordinated Indenture, dated as of February 4, 2013, by and between FirstMerit Corporation and Wells Fargo Bank, National Association, as Trustee

4.2	First Supplemental Subordinated Indenture, dated as of February 4, 2013, by and between FirstMerit Corporation and Wells Fargo Bank, National Association, as Trustee

4.3	Deposit Agreement, dated as of February 4, 2013, by and between FirstMerit Corporation and American Stock Transfer & Trust Company, LLC, as Depositary

4.4	Specimen Certificate for 5.875% Non-Cumulative Perpetual Preferred Stock, Series A, without par value, of FirstMerit Corporation

5.1	Opinion of Jones Day (Depositary Shares)

5.2	Opinion of Jones Day (Notes)

23.1	Consent of Jones Day (included in Exhibit 5.1)

23.2	Consent of Jones Day (included in Exhibit 5.2)

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